SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) –August 5, 2004

TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification No.)

493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code — (412) 820-1400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description
99.1	Information furnished pursuant to Regulation FD (17 CFR 243.100 — 243.103)

ITEM 9. REGULATION FD DISCLOSURE

The Registrant elects to disclose under this Item 9 pursuant to Regulation FD (17 CFR 243.100 — 243.103) the information contained in Exhibit 99.1 furnished herewith, which information is incorporated in this Item 9 by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Date: August 5, 2004	By:	/s/ Christian L. Allison

Christian L. Allison Chief Executive Officer

EXHIBIT INDEX
(Pursuant to Item 601 of Regulation S-K)

Exhibit
Number	Description and Method of Filing
99.1	Information furnished pursuant to Regulation FD, filed herewith.